UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 18, 2019

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01             Entry into a Material Definitive Agreement.

Ascio Acquisition

On March 18, 2019, Ting Fiber, Inc., Delaware corporation (“Buyer”) and wholly owned subsidiary of Tucows Inc., a Pennsylvania corporation (the “Company”), entered into, and consummated the transactions contemplated by, an Asset Purchase Agreement (the “Purchase Agreement”), by and among Buyer, the Company, NetNames European Holdings ApS, an entity organized under the laws of Denmark (“NetNames Denmark”), CSC Administrative Services Limited UK, an entity organized under the laws of the United Kingdom (“CSC UK” and, together with NetNames Denmark, each a “Seller” and, collectively, the “Sellers”), and Corporation Service Company, a Delaware corporation, solely as the guarantor of the obligations of the Sellers under the Purchase Agreement, pursuant to which Buyer purchased from the Sellers all of the equity of Ascio Technologies, Inc., a Delaware corporation (“Ascio”), and all of the assets of the Sellers’ Ascio business (collectively, the “Ascio Acquisition”), upon the terms and subject to the conditions set forth in the Purchase Agreement.

At the closing of the Ascio Acquisition, Buyer paid to the Sellers an amount in cash equal to $29.44 million subject to adjustment as set forth in the Purchase Agreement (such amount, the “Purchase Price”). The Purchase Price is subject to certain customary adjustments following the closing upon the terms and subject to the conditions set forth in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and covenants.

The Purchase Price paid by Buyer was financed by a facility established under the terms of the Credit Agreement more fully described in this Item 1.01 under the heading “Second Amendment to First Amended and Restated Credit Agreement”.

Both the Sellers and Buyer have agreed to indemnify the other for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations set forth in the Purchase Agreement. In connection with the Purchase Agreement, Buyer and the Sellers also entered into additional ancillary agreements, including a transition services agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, is included only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company or Buyer, or their respective businesses as of the date of the Purchase Agreement or as of any other date.

Second Amendment to First Amended and Restated Credit Agreement

On March 18, 2019, the Company, as guarantor, and its wholly owned subsidiaries Tucows.com Co., Tucows (Emerald), LLC, Ting Inc., Tucows (Delaware) Inc. and Buyer (each, a “Borrower” and together, the “Borrowers”) entered into a Second Amendment to First Amended and Restated Credit Agreement (the “Second Amendment”) with Bank of Montreal, as administrative agent (“BMO”), and the lenders party thereto (collectively, the “Lenders”), which amended certain aspects of the First Amended and Restated Credit Agreement, dated as of January 20, 2017, as amended by the First Amendment thereto dated as of June 6, 2017 (as amended, the “Credit Agreement”), including, without limitation, (i) to provide for BMO’s consent to the Ascio Acquisition, and (ii) to reallocate certain borrowing limits.

The foregoing description of the Second Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01             Completion of Acquisition or Disposition of Assets.

The information disclosed above in Item 1.01 under the heading “Ascio Acquisition” is incorporated herein by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information disclosed above in Item 1.01 under the heading “Second Amendment to First Amended and Restated Credit Agreement” is incorporated herein by reference.

Item 7.01             Regulation FD Disclosure.

On March 19, 2019, the Company issued a press release regarding the completion of the Ascio Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding expected timing, completion, costs, effects, plans, objectives, expectations or consequences of the Ascio Acquisition, and statements about the future performance, operations, products and services of the Company, including future financial and operating results and expectations for sales growth. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties regarding the completion of and proceeds from the Ascio Acquisition, uncertainties relating to the Company’s future costs, and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01             Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

To the extent required by this item, the financial statements of Ascio will be filed by amendment no later than 71 calendar days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

To the extent required by this item, pro forma financial information will be furnished by amendment no later than 71 calendar days from the date this Current Report on Form 8-K in required to be filed.

Exhibit No.	Exhibit Title

2.1*

Asset Purchase Agreement, dated as of March 18, 2019, by and among Tucows Inc., Ting Fiber, Inc., NetNames European Holdings ApS, NetNames GmbH, CSC Administrative Services Limited UK, Corporation Service Company and Ascio Technologies, Inc.

10.1*

Second Amendment to First Amended and Restated Credit Agreement, dated as of March 18, 2019, by and among Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc. and Tucows (Emerald), LLC as Borrowers, Tucows Inc., as Guarantor, Bank of Montreal, as Administrative Agent, and Bank of Montreal, Royal Bank of Canada and The Bank of Nova Scotia, as Lenders.

99.1	Press Release of Tucows Inc., dated March 19, 2019.

*Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementary copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2019	TUCOWS INC.

By:	/s/ Davinder Singh
Name:	Davinder Singh
Title:	Chief Financial Officer